Long-Term Debt (Schedule of Interest Expense Related to Convertible Notes) (Details) (Convertible senior notes due December 2020 [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Convertible senior notes due December 2020 [Member]
Debt Instrument [Line Items]
Cash interest per contractual coupon rate	$ 2,875	$ 288
Amortization of note discount	8,724	848
Amortization of deferred financing costs	518	48
Total interest expense related to Convertible Notes	$ 12,117	$ 1,184